Convertible Debentures (Details 1) - USD ($)		Aug. 31, 2020	Nov. 30, 2019
Promissory notes payable	[1]	$ 162,840	$ 159,863
Promissory Notes Payable 1
Promissory notes payable		$ 162,840	$ 159,863

[1]	The Company calculates the interest rate for the Debentures and promissory notes payable based on the Company's estimated cost of raising capital and uses the discounted cash flow model to calculate the fair value of the Debentures and the promissory notes payable.